UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 2002


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                       1-11903               72-2648842
(State or other jurisdiction        (Commission File        (IRS Employer
of incorporation)                       Number)           Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 965-4455

                                    FORM 8-K


ITEM 5.  OTHER EVENTS

         On September 27, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2002


                                   MERISTAR HOSPITALITY CORPORATION


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Name:   Christopher L. Bennett
                                        Title:  Senior Vice President and
                                                General Counsel

                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT                DESCRIPTION
         -------                -----------

         99.1           Press Release dated September 27, 2002.